UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 28, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street — 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Section 8 — Other Events
Item 8.01. Other Events
On August 31, 2005, Commonwealth Edison Company (ComEd) filed a rate case with the Illinois Commerce Commission (ICC) to comprehensively review its tariff and to adjust ComEd’s rates for delivering electricity effective January 2, 2007 (Rate Case). In the Rate Case, ComEd sought a delivery service rate increase of over $300 million. On June 8, 2006, the Administrative Law Judges assigned to the Rate Case issued a Proposed Order recommending that the ICC grant over half of ComEd’s requested delivery service rate increase. On July 26, 2006, the ICC voted 5-0 for an Order in the Rate Case. The ICC issued its written Order, dated July 26, 2006, on July 28, 2006. ComEd issued a press release concerning the Order on July 28, 2006. A copy of ComEd’s press release is attached as Exhibit 99.1. The ICC Order is available on the ICC’s website, http://eweb.icc.state.il.us/e-docket/. The Docket Number is 05-0597.
* * * * *
This combined Form 8-K is being furnished separately by ComEd, Exelon, and Exelon Generation Company, LLC (Generation) (collectively, the Registrants). Information contained herein relating to any individual Registrant has been furnished by such registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 17, and Generation—Note 17, and (c) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	ComEd Press Release dated July 28, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald

Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer
Commonwealth Edison Company

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC

/s/ John F. Young

John F. Young
Executive Vice President, Finance and Markets, and Chief Financial Officer
Exelon Corporation

July 28, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	ComEd Press Release dated July 28, 2006